UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 31, 2003

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure.

Banc of America Securities LLC (“BAS”), a subsidiary of Bank of America Corporation, has received notification from the Securities and Exchange Commission (the “SEC”) that the staff of the SEC’s Enforcement Division is considering recommending the SEC take legal action against BAS, alleging that it violated Section 17(a) of the Securities Exchange Act of 1934 and Section 17(b) of the Securities Exchange Act of 1934. A copy of the press release regarding the notification is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release of Registrant dated January 2, 2004 with respect to the SEC notification received by Banc of America Securities LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Charles M. Berger

Charles M. Berger Deputy General Counsel

Dated: January 2, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Registrant dated January 2, 2004 with respect to the SEC notification received by Banc of America Securities LLC